UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	333-142875	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street

Hamilton HM, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On November 13, 2007, Genpact Limited issued a press release with respect to earnings for the quarter ended September 30, 2007. Genpact is furnishing this 8-K pursuant to item 2.02, “Results of Operations and Financial Condition.” A copy of this press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	Press release dated November 13, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: November 13, 2007

	By:	/s/ Victor Guaglianone
	Name:	Victor Guaglianone
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated November 13, 2007